Exhibit 10.6

SUBSCRIPTION AGREEMENT

UK Wisdom Limited

Floor 8, Tower D

No. 2 Guang Hua Road

Chaoyang District, Beijing

People’s Republic of China, 100026

Ladies and Gentlemen:

UK Wisdom Limited (the “Company”), a blank check company incorporated in Cayman Islands formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”) to which the prospectus of the IPO forms a part.

The undersigned hereby commits that it will purchase 272,250 units of the Company (“Initial Private Units”), each consisting of one Class A ordinary share of the Company, par value of $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A Ordinary Share (each a “Right”), at $10.00 per Initial Private Unit, for a purchase price of $2,722,500 (the “Initial Purchase Price”) in a private placement (the “Private Placement”).

The undersigned hereby agrees that it will purchase an additional amount of units of the Company (“Additional Private Units,” together with the Initial Private Units, the “Private Units”), up to a maximum of 22,500 Additional Private Units, or a maximum purchase price of $225,000 (“Additional Purchase Price,” together with the Initial Purchase Price, the “Purchase Price”) in the Private Placement, in the event Maxim Group LLC (“Maxim”), the representative to the underwriters in the IPO, exercises its over-allotment option in the IPO (the “IPO Over-Allotment Option”), such that the amount held in the trust account (as described in the Registration Statement) does not fall below $10.10 per share for each unit sold in the IPO.

At least one business day prior to the effective date of the Registration Statement, the undersigned agrees to deliver the Purchase Price to American Stock Transfer & Trust Company, LLC (“AST”), trustee of the Company, by wire transfer of immediately available funds denominated in United States Dollars as set forth in the instructions attached as Exhibit A to hold in a non-interest bearing account until the Company consummates the IPO.

The consummation of the purchase and issuance of the Initial Private Units shall occur simultaneously with the consummation of the IPO and the consummation of the purchase and issuance of the Additional Private Units shall occur simultaneously with the consummation of each exercise of the IPO Over-Allotment Option. Simultaneously with the consummation of the IPO, AST is hereby irrevocably authorized to deposit the Initial Purchase Price, and simultaneously with the consummation of each exercise of the IPO Over-Allotment Option, AST is hereby irrevocably authorized to deposit the Additional Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. [If the Company does not complete the IPO within 14 days of the date the Initial Purchase Price is delivered to AST, the Initial Purchase Price (without interest or deduction) will be returned to the undersigned.]

Each of the Company, and the undersigned acknowledges and agrees that AST is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units. AST shall not be liable to the Company, Maxim or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless AST has acted in a manner constituting gross negligence, fraud or willful misconduct. The Company and the undersigned shall indemnify AST against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence, fraud or willful misconduct. AST may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units will be identical to the units to be sold by the Company in the IPO. Additionally, the undersigned agrees:

●	to vote the Class A Ordinary Shares included in the Private Units in favor of any proposed Business Combination;

●	not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Class A Ordinary Shares sold in the IPO if the Company does not complete an initial Business Combination within 12 months from the closing of the IPO (or up to 21 months, as applicable), unless the Company provides the holders of Class A Ordinary Shares sold in the IPO with the opportunity to convert their Class A Ordinary Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on Trust Fund and not previously released to the Company to pay the Company’s franchise and income taxes, divided by the number of then outstanding Ordinary Shares sold in the IPO;

●	not to convert any Class A Ordinary Shares included in the Private Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s Amended and Restated Memorandum and Articles of Association, and not to tender the Private Units in connection with a tender offer conducted prior to the closing of a Business Combination;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

●	that the Private Units and underlying securities will not be transferable until after the consummation of a Business Combination except (i) to the Company’s pre-IPO shareholders, or to the Company’s officers, directors, advisors, employees and their respective affiliates (including for transfers to an entity’s members upon its liquidation), (ii) to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by certain pledges to secure obligations incurred in connection with purchases of our securities, (vii) by private sales made at or prior to the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (viii) to the Company for no value for cancellation in connection with the consummation of a Business Combination, in each case (except for the preceding clause vii) where the transferee agrees to be bound by the terms of the transfer restrictions; and

●	the Private Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that the purchaser of the Private Units will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter.

The undersigned hereby represents and warrants that:

(a) it has been advised that the Private Units have not been registered under the Securities Act;

(b) it will be acquiring the Private Units for its account for investment purposes only;

(c) it has no present intention of selling or otherwise disposing of the Private Units in violation of the securities laws of the United States;

(d) it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e) it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f) it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g) it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h) this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Private Units, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

[Signature pages follow]

Very truly yours,

UCOMMUNE TALENT LIMITED

By:
Name:
Title:

[Signature Page to Subscription Agreement (Private Units)]

Accepted and Agreed:

UK WISDOM LIMITED

By:
Name:
Title:

[Signature Page to Subscription Agreement (Private Units)]

Exhibit A

Wire Instructions

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